KONA GRILL®

NASDAQ: KONA


KONA GRILL

Investor Presentation

February 2013

Important Cautions Regarding Forward-Looking Statements

KONA GRILL

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease, a decline in visitors to activity centers surrounding our restaurants, the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Who We Are…

KONA GRILL

- Emerging national restaurant concept positioned as **differentiated upscale**, **polished casual**
- Flavorful new American cuisine, award-winning sushi, significant bar business
- Moderately priced **$25 avg. check** with high unit volumes
- TTM sales: $96 million


KONA GRILL





What Sets Us Apart?

KONA GRILL

- **Successful Execution in 4 Dayparts**
  - Lunch
  - Happy Hour
  - Dinner
  - Reverse Happy Hour



- **3 Distinct Businesses**
  - Sushi
  - Bar
  - American Grill



Where We Are…

KONA GRILL


Boise
Eden Prairie
Troy
Lincolnshire
Oak Brook
Omaha
Stamford
Woodbridge
Denver
Camel
Kansas City
Baltimore
Richmond
Las Vegas
Phoenix
Scottsdale
Chandler
Gilbert
Dallas
Austin
San Antonio
Baton Rouge
Tampa
Houston
Existing restaurant
Executed lease for new restaurant; several sites in LOI/lease negotiation

- 23 restaurants across 16 states
- Average unit volume: $4.2 million
- ***Nationwide opportunity of 100+ locations***

Strategy

KONA GRILL

- **Build premier polished casual concept**
- **Capitalize on 4 daypart model with 3 distinct businesses**
- **Take brand to the next phase of growth**
  - 23 profitable restaurants in 16 states
  - Top quartile restaurant operating margins
  - Strong same-store sales momentum on a trailing 2 year basis
- **Disciplined return-on-investment focus**

2012 Highlights

KONA GRILL

- **Achieved best year in the company's history**
  - Improved income from continuing operations by 127% to $5.3M
- **Same-store sales of 2.7%; successfully lapped 8.8% in 2011**
- **Improved operating margins by 100 bps to 18.8%**
- **Reduced G&A spend by $1.4M to $7.0M or 7.3% of sales**
- **Increased cash to $8M, including $5.5M for stock buyback**
  - Strongest balance sheet in the company's history
- **Stock price increased 42%; 11th best performance in industry**

Menu & Day Part Mix

KONA GRILL

Menu Mix


Beer
9%
Wine
7%
Liquor
14%
Appetizers
10%
Soups & Salads
7%
Flatbreads, Pasta, & Sandwiches
11%
Entrees
14%
Desserts & Bev
4%
Sushi
24%

Day Part


Lunch
23%
Dinner
54%
Non-peak
23%
9PM - Close
11%
3PM - 5PM
12%

Differentiated Menu Options



Macadamia Nut Chicken



Picasso Roll



Carrot Cake



Sushi & Sashimi Combo



Avocado Egg Roll



Kona Calamari

Strict Site Selection Strategy

KONA GRILL

- Target:
  - High traffic, upscale retail centers and shopping malls
  - Lifestyle/entertainment centers
  - Urban power dining locations
  - Significant commercial, residential and daytime population
- Empirical site selection model
- Rigorous ROI review
- Prototype: 6,500 sq. ft. & 280 seats


KONA GRILL

KONA GRILL

Target Market

- Adults 25 - 55
- HH Income $70K+
- High education (grad school)
- Health conscious
- High frequency

New Design Prototype

KONA GRILL

- Prototype for new restaurants and remodels
- Features modern design elements that appeal to guests


KONA GRILL

Host Stand and Entry Way


KONA GRILL

Outdoor Patio

New Design Prototype

- Creates inviting atmosphere for guests to enjoy during various dining occasions



Dining Room and Sushi Bar



Lounge

Exceptional Dining Experience

KONA GRILL

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded best sushi in multiple markets (24% of total sales)
- Voted best happy hour in several cities
  - Bar business (30%+ of total sales)
- Multiple choices for health conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy



Exceptional Service

- Emphasis on training & supervision
- Formal performance reviews
- Low staff to table ratio
- Higher than peer guest satisfaction scores



Loyal User Base

KONA GRILL

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	**17%**	10-15%
Medium	**37%**	16-30%
Light	**46%**	55-60%



* Visits in last 90 days:

Heavy 9+

Medium 4-8

Light 1-3

Brand Positioning & Awareness

KONA GRILL

- Creating buzz
  - Social marketing (Yelp, Facebook, Twitter)
  - SEO/SEM & other interactive advertising
  - Print advertising
- Local restaurant marketing
  - Public relations
  - Targeted direct mailing
  - Konavore local events
  - Charity event sponsorship
  - Concierge



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Kona Grill, Inc. Hi Jorge - we love the area as well! No leases signed in that area as of now, but certainly something we may consider. Thanks for the note!
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Loyalty Program

KONA GRILL

KONAVORE

- 200,000+ Konavore members
- Drive traffic by keeping Kona Grill top of mind
- Deliver increased frequency through unique offerings

Experienced Senior Leadership Team KONA GRILL

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (15% of company) ▪ Board member since 2009 ▪ 10+ years of investment management
Christi Hing Chief Financial Officer	▪ 17 years of finance and accounting experience ▪ 7+ years with Kona
Marci Rude VP of Development	▪ 21+ years of commercial real estate experience ▪ Instrumental in PF Chang's bistro growth phase
Jenny Elkins VP of Operations	▪ 10+ years with Kona ▪ Previous roles include senior director of training, district manager and general manager
Chris Moran VP of Food and Beverage	▪ 26+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including corporate executive chef - Redstone American Grill

KONA GRILL®

FINANCIAL OVERVIEW

Affordable Dining Experience

KONA GRILL

Average check compares favorably to competition


$13.50
$10.53
$19.10
$16.62
$21.50
$18.73
$22.59
$17.80
$25.00
$17.50
$28.13
$23.35
BJ's
The Cheesecake Factory
P.F. CHANG'S CHINA BISTRO
BRIO
KONA GRILL
J. ALEXANDER'S
With vs. without alcohol.

Source: 2011 10-K, most recent 10-Q & estimates for food component of average check.

Stable Sales Growth

KONA GRILL


Restaurant Sales
($ millions)
CAGR 2006-2012: 11%
$50.3
$66.8
$72.7
$76.0
$82.7
$93.7
$96.0
2006
2007
2008
2009
2010
2011
2012

Strong Trailing 2+ Year SSS

KONA GRILL

Impressive 10%+ Trend



2010 SSS
2011 SSS
2012 SSS
15.0%
10.0%
5.0%
0.0%
8.7%*
7.6%
2.3%
9.1%
0.2%
10.6%
0.1%
7.8%
6.0%
Q1
Q2
Q3
Q4

Note: Includes only restaurants opened for more than 18 months.

[*]Q1 2012 SSS reflects estimated 470 bps favorable impact from weather, extra day (Feb. 29) and calendar shift

Highly Leverageable Operating Model

KONA GRILL

Strong Margin Improvement under Current Management Team


20.0%
15.0%
10.0%
18.3%
15.9%
10.3%
14.7%
17.8%
18.8%
2008
2009
Q4 09*
2010
2011
2012

* Lowest margin in company's history; development pipeline placed on hold

G&A Leverage Provides Opportunity for EBITDA Growth

KONA GRILL

Adjusted G&A as % of Sales



10.3%
8.8%
8.1%
7.8%
7.0%
2008
2009
2010
2011
2012

Note: Adjusted G&A excludes separation, 123R, activist shareholder activities, & Rights plan expenses.

Strong EBITDA Growth

KONA GRILL


Annual EBITDA
($ in millions)
$4.0
$3.9
$5.0
$8.8
$11.4
2008
2009
2010
2011
2012

Note: EBITDA excludes non-cash stock based compensation

Balance Sheet Supports Growth

KONA GRILL

- Growth-orientated balance sheet with virtually no debt
  - $8.0 Million cash balance
  - $6.5 Million credit line
- Completed $5M stock buyback in February 2012
- Initiated $5M stock buyback in May 2012
  - Purchased $3.0M through December 2012

Select Balance Sheet Items

$Millions	December 2012	December 2011
Cash	$8.0	$6.3
Long-term debt	0.4	0.1

Compelling Unit Level Economics

KONA GRILL

Quality site selection & effective execution can lead to superior returns…

($ in thousands)

	Comp Units[1]
Restaurant sales	$4,200
Net cash investment[2]	$2,500
Restaurant cash flow	$790
% Margin	18.8%
Cash return on cash investment	**32%**

[1]Figures reflect averages for the 23 restaurants in the comparable base as of 12/31/12.
[2]Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Key Take-Aways

KONA GRILL

- Unique concept: **differentiated upscale polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options
- Industry leading unit economics
- Strong cash-on-cash returns
- Significant profitability growth in 2012
  - **2012 EPS-Continuing Operations $0.59 vs. $0.24 in 2011**


$4.0
$3.9
$5.0
$8.8
$11.4
08
09
10
11
12

EBITDA
($ in millions)

Kona Grill Contacts

Kona Grill, Inc.
7150 East Camelback Road, #220
Scottsdale, AZ 85251
Tel (480) 922-8100

Company Contact
Berke Bakay, CEO
Christi Hing, CFO

Investor Relations
Liolios Group
Scott Liolios or Cody Slach
Tel (949) 574-3860
KONA@liolios.com